================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 6, 2001


                               DECISIONLINK, INC.
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                        0-17569               84-1063897
(State or other jurisdiction of    Commission File Number     (I.R.S. Employer
incorporation or organization)                               Identification No.)


            1181 Grier Drive
                 Suite B
           Las Vegas, Nevada                                       89119
(Address of principal executive offices)                         (Zip Code)


       Registrant's Telephone Number, Including Area Code: (702) 361-9873


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================

Item 3. Bankruptcy or Receivership

     On December 6, 2001, DecisionLink, Inc. (the "Registrant") filed a voluntary petition under Chapter ll of the Federal Bankruptcy laws in the United States Bankruptcy Court, District of Nevada. The Registrant's existing officers and directors will remain in possession as the company continues to operate its business with court protection from creditors.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial statements of businesses acquired:  None

     (b)  Pro forma financial information:  None

     (c)  Exhibits:


EXHIBIT
 NUMBER                           DESCRIPTION OF EXHIBIT
 ------                           ----------------------
  99.1 Press release dated December 7, 2001: "DecisionLink announces that it has filed for protection under the U.S. Bankruptcy Laws"


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     DECISIONLINK, INC.
     (Registrant)


By:  /s/  R. Kenyon Culver                   Date: December 7, 2001
     ----------------------------
          R. Kenyon Culver
          Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT
 NUMBER                           DESCRIPTION OF EXHIBIT
 ------                           ----------------------
  99.1 Press release dated December 7, 2001, "DecisionLink announces that it has filed for protection under the U.S. Bankruptcy Laws"